PROSPECTUS SUPPLEMENT	February 5, 2024

Prospectus Supplement

February 5, 2024

Core Bond Fund

ETARX	Class A Shares	ETCRX	Class C Shares
ETNRX	Class N Shares	ETIRX	Class I Shares

(the “Fund”)

This information supplements certain information contained in the Prospectus and Summary Prospectus for the Fund, each dated November 1, 2023, as supplemented, and should be read in conjunction with such Prospectus and Summary Prospectus.

Eventide Core Bond Fund

The bar chart contained under the section of the Fund’s Prospectus entitled “Fund Summary – Performance” is hereby replaced with the following:

Eventide Core Bond Fund Class A Annual Total Returns for the Year Ended December 31

Figures do not reflect sales charges. If they did, returns would be lower.

PROSPECTUS SUPPLEMENT	February 5, 2024

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2023, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.